Exhibit 99.1

This Statement on Form 3 is filed by the following reporting persons (the “Reporting Persons”): (i) CW Financial Services LLC (“CW Financial”), (ii) Galaxy Acquisition LLC (“Galaxy”), (iii) Galaxy CF Holdings LLC (“Galaxy CF Holdings”), (iv) Galaxy PEF Holdings LLC (“Galaxy PEF Holdings”), (v) Fortress Credit Opportunities Fund (A) LP (“FCOF (A)”), (vi) Fortress Credit Opportunities Fund II (A) LP (“FCOF II (A)”), (vii) Fortress Credit Opportunities Fund II (E) LP (“FCOF II (E)”), (viii) FCO MA II LP (“FCO MA II”), (ix) FCO MA LSS LP (“FCO MA LSS”), (x) Galaxy CF UST Investment Holdings LLC (“Galaxy CF UST”), (xi) Fortress Credit Opportunities Fund (B) LP (“FCOF (B)”), (xii) Fortress Credit Opportunities Fund (C) L.P. (“FCOF (C)”), (xiii) Fortress Credit Opportunities Fund II (B) LP (“FCOF II (B)”), (xiv) Fortress Credit Opportunities Fund II (C) L.P. (“FCOF II (C)”), (xv) Fortress Credit Opportunities Fund II (D) L.P. (“FCOF II (D)”), (xvi) FTS SIP L.P. (“FTS SIP”), (xvii) FCO Fund GP LLC (“FCO Fund GP”), (xviii) FCO Fund II GP LLC (“FCO Fund II GP”), (xix) FCO MA GP LLC (“FCO MA GP”), (xx) FCO MA II GP LLC (“FCO MA II GP”), (xxi) FCO MA LSS GP LLC (“FCO MA LSS GP”), (xxii) Fortress Credit Opportunities Advisors LLC (“FCO Advisors”), (xxiii) Fortress Credit Opportunities MA Advisors LLC (“FCO MA Advisors”), (xxiv) Fortress Credit Opportunities MA II Advisors LLC (“FCO MA II Advisors”), (xxv) FCO MA LSS Advisors LLC (“FCO MA LSS Advisors”), (xxvi) Fortress Investment Fund V (Fund A) L.P. (“FIF V (A)”), (xxvii) Fortress Investment Fund V (Fund D) L.P. (“FIF V (D)”), (xxviii) Fortress Investment Fund V (Fund E) L.P. (“FIF V (E)”), (xxix) Galaxy Acquisition Blocker B LLC (“Galaxy Blocker B”), (xxx) Galaxy Acquisition Blocker CFG LLC (“Galaxy Blocker CFG”), (xxxi) Fortress Investment Fund V (Fund B) L.P. (“FIF V (B)”), (xxxii) Fortress Investment Fund V (Fund C) L.P. (“FIF V (C)”), (xxxiii) Fortress Investment Fund V (Fund F) L.P. (“FIF V (F)”), (xxxiv) Fortress Investment Fund V (Fund G) L.P. (“FIF V (G)”), (xxxv) Fortress Fund V GP L.P. (“FF V GP”), (xxxvi) Fortress Fund V GP (BCF) L.P. (“FF V GP (BCF)”), (xxxvii) FIG LLC, (xxxviii) Hybrid GP Holdings LLC (“Hybrid GP Holdings”), (xxxix) Fortress Fund V GP Holdings Ltd. (“FF V GP Holdings”), (xl) Fortress Fund V GP (BCF) Holdings Ltd. (“FF V GP (BCF) Holdings”), (xli) Principal Holdings I LP (“Principal Holdings I”), (xlii) FIG Asset Co. LLC (“FIG Asset Co.”), (xliii) Fortress Operating Entity I LP (“FOE I”), (xliv) FIG Corp. and (xlv) Fortress Investment Group LLC.

Name of Designated Filer: Fortress Investment Group LLC

Date of Event Requiring Statement:  September 4, 2012

Issuer Name and Ticker or Trading Symbol: Walker & Dunlop, Inc.  [WD]

Each of FCOF (C), FCOF II (C), FCOF II (D), FIF V (A), FIF V (B), FIF V (C), FIF V (D), FIF V (E), FIF V (F), FIF V (G), FF V GP, FF V GP (BCF), FF V GP Holdings and FF V GP (BCF) Holdings is a Cayman Islands entity.  FTS SIP is a Jersey entity.  Each of the other Reporting Persons is a Delaware entity.

CW Financial is in the business of originating, servicing, managing and advising on commercial and multi-family real estate debt.  Each of the other Reporting Persons is in the business of investing and/or investment management.

CW Financial has a principal business and principal office address of 555 Fifth Avenue, New York 10017.

Each of FCOF (A), FCOF (B) and FCOF (C) has a principal business and principal office address of c/o FCO Fund GP, LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.  Each of FCOF II (A), FCOF (II (B), FCOF II (C), FCOF II (D) and FCOF II (E) has a principal business and principal office address of c/o FCO Fund II GP, LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.  FTS SIP has a principal business and principal office address of c/o FCO MA GP LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.  FCO MA II has a principal business and principal office address of c/o FCO MA II GP LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.  FCO MA LSS has a principal business and principal office address of c/o FCO MA LSS GP LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.

Each of FIF V (A), FIF V (D), FIF V (E), FF V GP and FF V GP Holdings has a principal business and principal office address of c/o Fortress Operating Entity I LP, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.  Each of FIF V (B), FIF V (C), FIF V(F), FIF V (G), FFV GP (BCF) and FF V GP (BCF)

Holdings has a principal business and principal office address of c/o Principal Holdings I LP, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.

Each of the other Reporting Persons has a principal business and principal office address of c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.

On September 4, 2012, the Issuer issued 11,647,255 shares of its Common Stock (the “Common Stock”) to CW Financial, as partial consideration for the sale by CW Financial of CWCapital LLC (“CWCapital”), a direct wholly owned subsidiary of CW Financial, to  Walker & Dunlop, LLC (as “Purchaser”), pursuant to a Purchase Agreement, dated June 7, 2012, by and among the Issuer, Purchaser, CW Financial and CWCapital.  CW Financial transferred the 11,647,255 shares of Common Stock to Galaxy on September 4, 2012.  Galaxy indirectly owns 100% of the membership interests of CW Financial.

In connection with the transactions contemplated by the Purchase Agreement, Issuer, the Purchaser, Column Guaranteed LLC (“Column”) and CW Financial entered into the Voting Agreement dated as of June 7, 2012 (the “Column Voting Agreement”).  The Column Voting Agreement provides that to the extent Column owns, directly or indirectly, at least 10% of the then outstanding Common Stock of the Issuer, at the annual meeting of shareholders of the Issuer for the 2013 and 2014 calendar years, or at any special meeting of shareholders of the Issuer held prior to the Issuer’s 2014 annual meeting of shareholders at which directors of the Issuer are to be elected, or at any taking of action by written consent of shareholders of Issuer prior to the Issuer’s 2014 annual meeting of shareholders with respect to which directors of the Issuer are to be elected, Column has the right (but not the obligation) to designate one nominee for election to the Board of Directors of the Issuer (such nominee, the “Column Nominee”). At each such election of directors of the Issuer, CW Financial and its affiliates agreed to vote its shares of Common Stock then held by CW Financial and its affiliates in favor of electing the Column Nominee to the Board of Directors of the Company, and Column agreed to vote all of the shares of Common Stock then held by Column in favor of electing the nominees of CW Financial or its affiliates to the Board of Directors of the Issuer.

Pursuant to the Column Voting Agreement, the Reporting Persons may be deemed to have beneficial ownership of 4,776,568 shares of Common Stock held by Column.

Galaxy directly owns 11,647,255 shares of Common Stock, which represents the Stock Consideration issued by the Company under the Purchase Agreement.  Other than Galaxy, none of the Reporting Persons directly owns any shares of the Common Stock, but, however, for the reasons set forth below, the other Reporting Persons may be deemed to beneficially own the 16,423,823 shares of Common Stock (the “Shares”).

Galaxy CF Holdings and Galaxy PEF Holdings may deemed to beneficially own the Shares, as the holders of 50% each of the membership interests of Galaxy, and have the ability to direct the management and affairs of Galaxy as members.

FCOF (A), FCOF II (A), FCOF II (E), FCO MA II, FCO MA LSS and Galaxy CF UST may be deemed to beneficially own the Shares, as the holders of membership interests of Galaxy CF Holdings, and have the ability to direct the management and affairs of Galaxy CF Holdings as members.

FCOF (B), FCOF (C), FCOF II (B), FCOF II (C), FCOF II (D) and FTS SIP may be deemed to beneficially own the Shares, as the holders of the membership interests of Galaxy CF UST, and have the ability to direct the management and affairs of Galaxy CF UST as members.

FCO Fund GP may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FCOF (A), FCOF (B) and FCOF (C).  FCO Fund II GP may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FCOF II (A), FCOF II (B), FCOF II (C), FCOF II (C), FCOF II (D) and FCOF II (E). FCO MA GP may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FTS SIP.  FCO MA II GP may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FCO MA II.  FCO MA LSS GP may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FCO MA LSS.

FCO Advisors may be deemed to beneficially own the Shares, by virtue of its capacity as investment advisor of  FCOF (A), FCOF (B), FCOF (C), FCOF II (A), FCOF II (B), FCOF II (C), FCOF II (D) and FCOF II (E), pursuant to management agreements.  FCO MA Advisors may be deemed to beneficially own the Shares, by virtue of its capacity as investment advisor of  FTS SIP, pursuant to a management agreement.  FCO MA II Advisors may be deemed to beneficially own the Shares, by virtue of its capacity as investment advisor of  FCO MA II, pursuant to a management agreement. FCO MA LSS Advisors LLC may be deemed to beneficially own the Shares, by virtue of its capacity as investment advisor of  FCO MA LSS, pursuant to a management agreement.

FIF V (A), FIF V (D), FIF V (E), Galaxy Blocker B and Galaxy Blocker CFG may be deemed to beneficially own the Shares, as the holders of membership interests of Galaxy PEF Holdings, and have the ability to direct the management and affairs of Galaxy PEF Holdings as members.

FIF V (B) may be deemed to beneficially own the Shares, as the holder of all the membership interests of Galaxy Blocker B, and has the ability to direct the management and affairs of Galaxy Blocker B as the sole member.  FIF V (C), FIF V (F) and FIF V (G) may be deemed to beneficially own the Shares, as the holders of membership interests of Galaxy Blocker CFG, and have the ability to direct the management and affairs of Galaxy Blocker CFG as members.

FF V GP may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FIF V (A), FIF V (D) and FIF V (E).  FF V GP (BCF) may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FIF V (B), FIF V (C), FIF V (F) and FIF V (G).

Hybrid GP Holdings may be deemed to beneficially own the Shares, as the holder of all the membership interests, and has the ability to direct the management and affairs of as the sole member of, FCO Fund GP, FCO Fund II GP, FCO MA GP, FCO MA II GP and FCO MA LSS GP.

FF V GP Holdings may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FF V GP.  FF V GP (BCF) Holdings may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FF V GP (BCF).

Principal Holdings I may be deemed to beneficially own the Shares, as the holder of all the membership interests of, and has the ability to direct the management and affairs as member of, FF V GP (BCF) Holdings.  FIG Asset Co. may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, Principal Holdings I.

FIG LLC may be deemed to beneficially own the Shares, by virtue of its capacity as investment advisor of  FIF V (A), FIF V (B), FIF V (C), FIF V (D), FIF V (E), FIF V (F) and FIF V (G), pursuant to management agreements, and in its capacity as owner of FCO Advisors, FCO MA Advisors, FCO MA II Advisors and FCO MA LSS Advisors.

FOE I may be deemed to beneficially own the Shares, by virtue of being the managing member of, and has the ability to direct the management and affairs of, Hybrid GP Holdings and owns all the membership interests of, and has the ability to direct the management and affairs as the sole member of, FIG LLC and FF V GP Holdings. FIG Corp. may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FOE I.  Fortress Investment Group LLC may be deemed to beneficially own the Shares, as owner of, and has the ability to direct the management and affairs of the owner of, all the shares of FIG Corp. and all membership interests of FIG Asset Co. LLC.

Dated: September 14, 2012

CW Financial Services LLC

By:	/s/ Charles Spetka
Name:	Charles Spetka
Title:	Chief Executive Officer

Galaxy Acquisition LLC

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Vice President

Galaxy CF Holdings LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Galaxy PEF Holdings LLC

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Vice President

Fortress Credit Opportunities Fund (A) LP

By:	FCO Fund GP LLC, its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund II (A) LP

By:	FCO Fund II GP LLC, its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund II (E) LP

By:	FCO Fund II GP LLC, its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

FCO MA II LP

By:	FCO MA II GP LLC, its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

FCO MA LSS LP

By:	FCO MA LSS GP LLC, its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

FCO MA LSS LP

By:	FCO MA LSS GP LLC, its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Galaxy CF UST Investment Holdings LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund (B) LP

By:	FCO Fund GP LLC, its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund (C) L.P.

By:	FCO Fund GP LLC, its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund II (B) LP

By:	FCO Fund GP LLC, its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund II (C) L.P.

By:	FCO Fund GP LLC, its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund II (D) L.P.

By:	FCO Fund II GP LLC, its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

FTS SIP L.P.

By:	FCO MA GP LLC, its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

FTS SIP L.P.

By:	FCO MA GP LLC, its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

FCO Fund GP LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

FCO Fund II GP LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

FCO MA GP LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

FCO MA II GP LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

FCO MA LSS GP LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Advisors LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities MA Advisors LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities MA II Advisors LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

FCO MA LSS Advisors LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Fortress Investment Fund V (Fund A) L.P.

By its General Partner Fortress Fund V GP L.P.

By its General Partner Fortress Fund V GP Holdings Ltd.

By:	/s/ John Morrissey
Name:	John Morrisey
Title:	Chief Financial Officer

Fortress Investment Fund V (Fund D) L.P.

By its General Partner Fortress Fund V GP L.P.

By its General Partner Fortress Fund V GP Holdings Ltd.

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Chief Financial Officer

Fortress Investment Fund V (Fund E) L.P.

By its General Partner Fortress Fund V GP L.P.

By its General Partner Fortress Fund V GP Holdings Ltd.

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Chief Financial Officer

Galaxy Acquisition Blocker B LLC

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Treasurer

Galaxy Acquisition Blocker CFG LLC

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Treasurer

Fortress Investment Fund V (Fund B) L.P.

By its General Partner Fortress Fund V GP (BCF) L.P.

By its General Partner Fortress Fund V GP (BCF) Holdings Ltd.

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Chief Financial Officer

Fortress Investment Fund V (Fund C) L.P.

By its General Partner Fortress Fund V GP (BCF) L.P.

By its General Partner Fortress Fund V GP (BCF) Holdings Ltd.

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Chief Financial Officer

Fortress Investment Fund V (Fund F) L.P.

By its General Partner Fortress Fund V GP (BCF) L.P.

By its General Partner Fortress Fund V GP (BCF) Holdings Ltd.

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Chief Financial Officer

Fortress Investment Fund V (Fund G) L.P.

By its General Partner Fortress Fund V GP (BCF) Holdings Ltd.

By its General Partner Fortress Fund V GP (BCF) Holdings Ltd.

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Chief Financial Officer

Fortress Fund V GP L.P.

By its General Partner Fortress Fund V GP Holdings Ltd.

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Chief Financial Officer

Fortress Fund V GP (BCF) L.P.

By its General Partner Fortress Fund V GP (BCF) Holdings Ltd.

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Chief Financial Officer

FIG LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

Hybrid GP Holdings LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Authorized Signatory

Fortress Fund V GP Holdings Ltd.

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Chief Financial Officer

Fortress Fund V GP (BCF) Holdings Ltd

By:	/s/ John Morrissey
Name:	John Morrissey
Title:	Chief Financial Officer

Principal Holdings I LP

By its General Partner FIG Asset Co. LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FIG Asset Co. LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

Fortress Operating Entity I LP

By its General Partner FIG Corp.

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FIG Corp.

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

Fortress Investment Group LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary